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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 13, 2001

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
Exact name of Registrant as specified in its charter:         Central Parking Corporation

State or other jurisdiction of incorporation:                 Tennessee

Commission File Number:                                       001-13950

IRS Employer Identification Number:                           62-1052916

Address of principal executive offices:                       2401 21st Avenue South
                                                              Suite 200
                                                              Nashville, TN  37212

Registrant's telephone number, including area code:           (615) 297-4255

Former name or former address, if changed since
 last report:                                                 Not applicable


ITEM 5.  OTHER EVENTS

On February 13, 2001, the Registrant announced operating results for the first fiscal quarter 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c) EXHIBITS
         Exhibit No. 99.1       Text of press release dated February 13, 2001


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CENTRAL PARKING REPORTS FIRST QUARTER EARNINGS
PAGE 2
FEBRUARY 13, 2001



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Central Parking Corporation

                                              /s/ James J. Hagan

Date: February 13, 2001                       By: James J. Hagan
                                              Chief Financial Officer



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